                                                                    EXHIBIT 10.8


THIS AMENDMENT AGREEMENT (the "AMENDMENT AGREEMENT") is entered into on 30th September, 2002 among:

(1) LIMITED LIABILITY COMPANY "GEOILBENT", a legal entity organised and existing under the laws of the Russian Federation, located at Purpe Township, Purovsky District, Yamalo-Nenetsky Autonomous Region, Russian Federation (the "BORROWER"), represented by the acting General Director Evgeny V. Grebenshikov, acting on the basis of the Charter of the Borrower and the acting Chief Accountant Galina I. Tsymbal, acting on the basis of the Federal Law No. 129-FZ on Accounting dated 21st November, 1996 (as amended);

(2) EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT, an international finance institution with its headquarters at One Exchange Square, London EC2A 2JN, United Kingdom ("EBRD");

(3) INTERNATIONAL MOSCOW BANK, a Closed Joint Stock Company organised and existing under the laws of the Russian Federation and located at 119034, Prechistenskaya Embankment, Moscow, the Russian Federation represented by the Mr. Yu. V. Tverskoy, the member of its management board, acting on the basis of the Charter and Mr. A.V. Popov, the Chief Accountant, acting on the basis of the Federal Law No. 129-FZ on Accounting dated 21st November, 1996 (as amended) ("IMB");

(4) HARVEST NATURAL RESOURCES, INC., a company organised and existing under the laws of the State of Delaware in the United States of America, with its registered office at Corporation Trust Centre, 1209 Orange Street, Wilmington, Delaware 19801, County of Newcastle ("HARVEST"), represented by Dr. Peter Hill, President and Chief Executive Officer; and

(5) OPEN JOINT STOCK COMPANY "MINLEY", a legal entity organised and existing under the laws of the Russian Federation, located at 22"a", Pobedy Street, Tarko-Sale Township, Purovsky District, Yamalo-Nenetsky Autonomous Region, Russian Federation ("MINLEY"), represented by the General Director Ludmila R. Solovieva, acting on the basis of the Charter of Minley and the Chief Accountant Galina I. Papsueva, acting on the basis of the Federal Law No. 129-FZ on Accounting dated 21st November, 1996 (as amended).

RECITALS:

(A) Pursuant to a credit agreement dated 21st November, 1996 between EBRD and the Borrower (formerly - Limited Liability Company Joint Venture "Geoilbent Limited") (as amended from time to time, the "EBRD CREDIT AGREEMENT") EBRD agreed to lend to the Borrower on a revolving basis an amount not to exceed US$55,000,000.

(B) Pursuant to a credit agreement dated 9th April, 1997 between IMB and the Borrower (as amended from time to time, the "IMB CREDIT AGREEMENT") IMB agreed to lend to the Borrower on a revolving basis an amount not to exceed US$10,000,000.

(C) On 9th April, 1997 the Borrower, EBRD, IMB, Harvest (formerly Benton Oil and Gas Company) and others entered into a performance, subordination and share retention agreement in connection with the EBRD Credit Agreement and the IMB Credit Agreement.

(D) On 7th February, 2002, Minley became a party to the performance, subordination and share retention agreement referred to above (such agreement as novated, the "SHARE RETENTION AGREEMENT") and from such date the parties to this Amendment Agreement constitute all the parties to the Share Retention Agreement.

(E) On 19th February, 2002, the Board of Directors of Benton Oil and Gas Company has resolved to change its name to "Harvest Natural Resources, Inc.".

(F) On or prior to the date of this Amendment Agreement, the Borrower has repaid to IMB all amounts owing to IMB under the IMB Credit Agreement.

(G) On 23rd September, 2002, the Borrower and EBRD have amended and restated the EBRD Credit Agreement (the "AMENDED AND RESTATED EBRD CREDIT AGREEMENT") to provide for, among other things, an increase in the amount available to the Borrower to be drawn thereunder.

(H) To reflect the matters set out in recitals (E), (F) and (G) above, the parties to this Amendment Agreement have agreed to amend the Share Retention Agreement on the terms and conditions set out in this Amendment Agreement.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Amendment Agreement, unless the contrary intention appears or the context otherwise requires:

         "EBRD CREDIT AGREEMENT AMENDMENT AGREEMENT"

         means the agreement dated 23rd September, 2002 between the Borrower and EBRD pursuant to which the Borrower and EBRD have agreed to amend and restate the EBRD Credit Agreement.

         "EFFECTIVE DATE"

         has the meaning given to it in the EBRD Credit Agreement Amendment Agreement.

         "PARTIES"

         means the parties to this Amendment Agreement and "PARTY" means a party to this Amendment Agreement.

1.2      INTERPRETATION

         Unless otherwise defined in this Amendment Agreement, capitalised terms used in this Amendment Agreement shall have the meaning given to them in the Amended and Restated EBRD Credit Agreement.


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                                       3



1.3      INCORPORATION

         The provisions of Section 1.02
         (Singular/Plural-Persons-References-Headings), Section 6.01 (Notices),
         Section 6.06 (Arbitration and Jurisdiction), Section 6.07 (Privileges and Immunities of EBRD), Section 6.08 (Waiver of Sovereign Immunity),
         Section 6.09 (Severability) and Section 6.10 (Counterparts) of the Share Retention Agreement shall apply to this Amendment Agreement as if the same had been set out in full herein.

2.       AMENDMENT, CONFIRMATION AND DESIGNATION

2.1      AMENDMENT

         With effect on and from the Effective Date, the Share Retention Agreement shall be amended as follows:

         (a) International Moscow Bank shall cease to be a party to the Share Retention Agreement and shall cease to have any rights against or obligations to the remaining parties thereto and all references to "International Moscow Bank" or "IMB" or "the IMB Credit Agreement" contained in the Share Retention Agreement (but not in the recitals thereto) shall be deemed to be deleted;

         (b) any reference to "a Project Lender" "the Project Lenders", "each Project Lender", "either Project Lender", "both Project Lenders" or any like phrase shall be deemed to be a reference to EBRD only;

         (c) Recital (A) of the Share Retention Agreement shall be replaced with the following:

                  "(A) Harvest owns a 34% participation interest in the Borrower and Minley owns a 66% participation interest in the Borrower.";

         (d) the following shall be added to the recitals in the appropriate alphabetical order and the existing recital (D) shall become recital (F):

                  "(D) On or prior to the date of the Amendment Agreement (as defined below), the Borrower has repaid to IMB all amounts owing to IMB under the IMB Credit Agreement; and

                  (E) On 23rd September, 2002, the Borrower and EBRD have amended and restated the EBRD Credit Agreement (the "AMENDED AND RESTATED EBRD CREDIT AGREEMENT") to provide for, among other things, an increase in the amount available to the Borrower to be drawn thereunder.";

         (e) all references to the "EBRD Credit Agreement" shall be deemed to be references to the Amended and Restated EBRD Credit Agreement;

         (f) all references to the "IMB Credit Agreement" and the IMB Loan shall be deemed to be deleted;

         (g) a reference to any Financing Agreement shall be deemed to be a reference to that Financing Agreement as amended from time to time;

         (h) the following definition shall be included in appropriate alphabetical order in Section 1.01 (Definitions):


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                                       4


                  ""AMENDMENT AGREEMENT" means the amendment agreement signed by the parties to this Agreement on 30th September, 2002.";

         (i) Subclause (a) of Section 6.02 (Rights, Remedies and Waivers) shall be amended by the deletion of the words "of the other Project Lender in respect of such default or" as they appear in the sixth line of that subclause; and

         (j)      Section 6.3 shall be amended to read as follows:

                  "This Agreement shall bind the successors and assigns of each Shareholder and shall inure to the benefit of the Project Lender and its successors, transferees and assigns; provided that (i) the Project Lender may only sell, transfer, assign or otherwise dispose of all or part of its rights under this Agreement in accordance with Section 8.12(b) of the Amended and Restated EBRD Credit Agreement and (ii) neither Shareholder may assign any of its obligations hereunder without the prior written consent of the Project Lender.".

2.2      REPRESENTATIONS

         Each Shareholder (as defined in the Share Retention Agreement) shall be deemed to repeat each of the representations and warranties made by it in Section 5.01 (Representations and Warranties) of the Share Retention Agreement on both the date of this Amendment Agreement and the Effective Date.

2.3      CONFIRMATION

         Each Party confirms that, except as expressly provided by the terms of this Amendment Agreement, the Share Retention Agreement remains in full force and effect.

2.4      DESIGNATION

         The Parties hereby confirm that this Amendment Agreement and the Share Retention Agreement as amended hereby shall each constitute a Financing Agreement for the purposes of the Amended and Restated EBRD Credit Agreement.

3.       GOVERNING LAW

         This Amendment Agreement is governed by English law.

4.       RIGHTS OF THIRD PARTIES

         A person who is not a party to this Amendment Agreement may not enforce its terms under the Contracts (Rights of Third Parties) Act 1999.

This Amendment Agreement has been entered into on the date stated at the beginning of this Amendment Agreement.


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                                       5


                                   SIGNATORIES

BORROWER

LIMITED LIABILITY COMPANY "GEOILBENT"


By:                                       and    By:
         ----------------------------                ---------------------------
Name:                                            Name:

Title:                                           Title:



EBRD

EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT

By:
        ----------------------------
Name:

Title:


IMB

INTERNATIONAL MOSCOW BANK


By:
        ----------------------------
Name:

Title:


HARVEST

HARVEST NATURAL RESOURCES, INC.


By:
        ----------------------------
Name:

Title:


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                                       6


MINLEY

OJSC "MINLEY"


By:                                       and    By:
         ----------------------------                ---------------------------
Name:                                            Name:

Title:                                           Title:

                               AMENDMENT AGREEMENT
     (RELATING TO PERFORMANCE, SUBORDINATION AND SHARE RETENTION AGREEMENT)


                           DATED 30TH SEPTEMBER, 2002


                                      AMONG


                            LIMITED LIABILITY COMPANY
                                   "GEOILBENT"


                                       AND


                                EUROPEAN BANK FOR
                         RECONSTRUCTION AND DEVELOPMENT


                                       AND


                            INTERNATIONAL MOSCOW BANK


                                       AND


                         HARVEST NATURAL RESOURCES, INC.


                                       AND


                                  OJSC "MINLEY"






                                  ALLEN & OVERY
                                 Legal Services
                                     Moscow

                                      INDEX


CLAUSE                                                                                                     PAGE
1.       Interpretation......................................................................................2
2.       Amendment, Confirmation and Designation.............................................................3
3.       Governing law.......................................................................................4
4.       Rights of Third Parties.............................................................................4

SIGNATORIES..................................................................................................5